UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, NE 681370

(Address of principal executive offices) (Zip code)

James Ash

Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period: 9/30/14

Item 1.  Schedule of Investments.

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2014
Principal Amount ($)		Yield (%)	Maturity	Value
	BONDS & NOTES - 22.4%
	AGRICULTURE - 1.3%
2,199,000	Vector Group Ltd.	7.7500	2/15/2021	$ 2,314,448

	BANKS - 0.9%
1,100,000	Lloyds TSB Bank PLC (a,b)	12.0000	Perpetual	1,611,500

	CHEMICALS - 0.9%
1,000,000	Cornerstone Chemical Co. (b)	9.3750	3/15/2018	1,050,000
500,000	Cornerstone Chemical Co.	9.3750	3/15/2018	525,000
				1,575,000
	DIVERSIFIED FINANCIAL SERVICES - 2.6%
2,580,000	ILFC E- Capital Trust II (a,b)	6.2500	6/21/2015	2,528,400
2,000,000	Lehman Brothers Holdings, Inc. (d)	6.8750	5/2/2018	412,500
1,335,000	Nuveen Investments, Inc. (b)	9.5000	10/15/2020	1,548,600
				4,489,500
	ELECTRONICS - 0.7%
1,125,000	Interface Master Holdings, Inc. (b,e)	12.5000	8/1/2018	1,117,969

	INVESTMENT COMPANIES - 1.4%
2,500,000	Covenant Surgical Partners, Inc. (b)	8.7500	8/1/2019	2,487,500

	OIL & GAS - 5.0%
1,500,000	American Eagle Energy Corp. (b)	11.0000	9/1/2019	1,455,000
1,150,000	Crew Energy, Inc.	8.3750	10/21/2020	1,089,152
2,000,000	Gastar Exploration USA, Inc.	8.6250	5/15/2018	2,060,000
1,000,000	Halcon Resources Corp. *	9.7500	7/15/2020	1,017,500
2,000,000	Lightstream Resources Ltd. (b)	8.6250	2/1/2020	1,980,000
1,000,000	Light Tower Rentals, Inc. (b)	8.1250	8/1/2019	1,010,000
				8,611,652
	PACKAGING & CONTAINERS - 0.4%
557,640	Kleopatra Holdings 1 (b,e)	10.2500	8/15/2017	742,977

	REAL ESTATE - 1.2%
2,000,000	Hunt Co., Inc. (b)	9.6250	3/1/2021	2,080,000

	RETAIL - 0.5%
750,000	GRD Holding III Corp. (b) *	10.7500	6/1/2019	826,875

	SOFTWARE - 1.7%
500,000	First Data Corp. (b,c,e)	8.2500	1/15/2021	530,000
750,000	First Data Corp. (b,c)	8.7500	1/15/2022	795,000
1,500,000	Interface Security Systems Holdings, Inc.	9.2500	1/15/2018	1,537,500
				2,862,500
	TELECOMMUNICATIONS - 3.5%
2,200,000	Avanti Communications Group PLC (b)	10.0000	10/1/2019	2,189,000
1,500,000	Avaya, Inc. (b)	9.0000	4/1/2019	1,511,250
250,000	Digicel Group Ltd. (b)	8.2500	9/30/2020	257,525
250,000	Digicel Ltd. (b)	8.2500	9/1/2017	254,700
500,000	Intelsat Luxembourg SA	8.1250	6/1/2023	521,250
500,000	Intelsat Luxembourg SA	7.7500	6/1/2021	509,375
750,000	Nortel Networks Ltd.	10.7500	7/15/2016	853,125
				6,096,225
	TRANSPORTATION - 2.3%
1,250,000	CEVA Group PLC (b)	9.0000	9/1/2021	1,246,875
750,000	CEVA Group PLC (b)	7.0000	3/1/2021	750,000
2,000,000	Overseas Shipholding Group, Inc.	8.1250	3/30/2018	2,035,000
				4,031,875

	TOTAL BONDS & NOTES (Cost - $39,001,904)			38,848,021
Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2014
Principal Amount ($)		Yield (%)	Maturity	Value
	CONVERTIBLE BONDS - 23.2%
	BIOTECHNOLOGY - 0.6%
1,000,000	Emergent Biosolutions, Inc. (b)	2.8750	1/15/2021	$ 1,005,000

	COMMERCIAL SERVICES - 2.0%
2,250,000	Albany Molecular Research, Inc. (b)	2.2500	11/15/2018	3,449,531

	COMPUTERS - 0.5%
500,000	Spansion LLC	2.0000	9/1/2020	872,812

	DIVERSIFIED FINANCIAL SERVICES - 0.7%
1,202,000	Tricon Capital Group	5.6000	2/25/2013	1,144,045

	ELECTRONICS - 1.1%
1,750,000	InvenSense, Inc. (b)	1.7500	11/1/2018	1,945,781

	ENGINEERING & CONSTRUCTION - 0.6%
1,000,000	Aecon Group, Inc.	5.5000	12/31/2018	964,487

	HEALTHCARE-PRODUCTS - 1.2%
2,000,000	Insulet Corp.	2.0000	6/15/2019	2,150,000

	HOUSEHOLD PRODUCTS / WARES - 1.1%
2,000,000	Jarden Corp. (b)	1.1250	3/15/2034	1,993,750

	INSURANCE - 0.9%
1,250,000	MGIC Investment Corp (b)	9.0000	4/1/2063	1,596,875

	INTERNET - 2.3%
1,500,000	MercadoLibre, Inc. (b)	2.2500	6/30/2014	1,624,687
1,250,000	Qihoo 360 Technology Co Ltd. (b)	2.5000	9/5/2013	1,233,594
1,000,000	Qihoo 360 Technology Co Ltd. (b)	1.7500	8/6/2014	871,250
250,000	Qihoo 360 Technology Co Ltd. (b)	0.5000	8/6/2014	222,344
				3,951,875
	LODGING - 0.3%
500,000	Home Inns & Hotels Management, Inc.	2.0000	12/21/2015	485,937

	PHARMACEUTICALS -4.3%
1,750,000	Clovis Oncology, Inc. (b)	2.5000	9/15/2021	1,806,875
2,250,000	Jazz Investments Ltd (b)	1.8750	8/15/2021	2,483,437
1,000,000	Omnicare, Inc.	3.5000	2/15/2044	1,097,500
500,000	Orexigen Therapeutics, Inc. (b)	2.7500	12/1/2020	449,688
1,500,000	TESARO, Inc.	3.0000	10/1/2021	1,565,625
				7,403,125
	REITS - 1.5%
750,000	American Realty Capital Properties, Inc.	3.7500	12/15/2020	752,813
500,000	American Realty Capital Properties, Inc.	3.0000	8/1/2018	496,875
1,500,000	RAIT Financial Trust	4.0000	10/1/2033	1,406,250
				2,655,938
	SEMICONDUCTORS - 2.9%
1,000,000	GT Advanced Technologies, Inc. (d)	3.0000	12/15/2020	1,133,125
1,541,000	Jazz Technologies, Inc. (b)	8.0000	12/31/2018	1,809,712
2,125,000	SunEdison, Inc. (b)	0.2500	1/15/2020	2,077,188
				5,020,025
	TELECOMMUNICATIONS - 3.2%
2,750,000	Infinera Corp	1.7500	6/1/2018	3,107,500
2,250,000	Palo Alto Networks, Inc. (b) ^	-	7/1/2019	2,497,500
				5,605,000

	TOTAL CONVERTIBLE BONDS (Cost - $39,427,183)			40,244,181

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2014
Principal Amount ($)		Yield (%)	Maturity	Value
	MORTGAGE BACKED SECURITIES - 32.2%
	U.S. GOVERNMENT AGENCY - 23.7%
5,000,000	Fannie Mae TBA Pool	3.5000	11/25/2042	$ 5,154,103
4,477,411	Fannie Mae 2012-118 IN (f)	3.5000	11/25/2042	1,053,396
18,057,636	Fannie Mae 2012-147 WI (f)	4.0000	1/25/2033	3,672,089
11,365,531	Fannie Mae 2012-33 XS (f)	6.2955	4/25/2042	2,221,037
9,504,965	Fannie Mae 2013-70 EI (f)	3.0000	7/25/2028	1,402,930
8,302,287	Freddie Mac 3122 DS (f)	6.5464	3/15/2036	1,251,206
13,240,579	Freddie Mac 3747 CS (f)	6.3464	10/15/2040	2,833,567
17,633,510	Freddie Mac 3904 HS (f)	6.2964	8/15/2041	3,651,614
33,453,077	Freddie Mac 3960 SL (f)	6.3464	11/15/2041	7,030,733
11,503,528	Freddie Mac 3998 SA (f)	6.2964	2/15/2042	2,631,870
33,759,915	Freddie Mac 4108 SC (f)	5.9464	9/15/2042	6,329,723
15,788,060	Freddie Mac 4136 NI (f)	2.5000	11/15/2027	1,739,404
102,604,953	Government National Mortgage Association (f)	0.2769	11/16/2043	2,141,692
	(Cost- $40,076,532)			41,113,364

	WHOLE LOAN COLLATERAL - 8.5%
3,828,776	Alternative Loan Trust 2006-OA10	1.0752	8/25/2046	3,009,215
3,868,776	Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-OA1	0.3545	2/25/2047	3,162,755
1	Luminent Mortgage Trust 2006-2	0.3545	2/25/2046	1
4,468,035	Structured Asset Mortgage Investments II Trust 2006-AR7	0.3645	8/25/2036	3,537,013
5,745,900	WaMu Mortgage Pass-Through Certificates Series 2007-OA6 Trust	0.9252	7/25/2047	4,989,636
	(Cost- $14,571,493)			14,698,620

	TOTAL MORTGAGE BACKED SECURITIES (Cost- $49,523,082)			55,811,984

	ASSET BACKED SECURITIES - 12.6%
3,921,304	GSAMP Trust 2007-NC1	0.3045	12/25/2046	2,307,060.00
5,072,996	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-D	0.2945	11/25/2036	4,104,916.20
6,220,753	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-E	0.2945	4/25/2037	3,802,118.15
2,979,736	Morgan Stanley ABS Capital I Inc Trust 2006-HE4	0.3945	6/25/2036	2,227,343.92
1,000,000	Morgan Stanley ABS Capital I Inc Trust 2006-NC5	0.3845	10/25/2036	694,155.00
3,060,438	Morgan Stanley ABS Capital I Inc Trust 2007-HE2	0.2845	1/25/2037	1,859,292.39
3,588,231	Morgan Stanley ABS Capital I Inc Trust 2007-HE5	0.4045	3/25/2037	2,105,053.52
4,812,531	Morgan Stanley ABS Capital I Inc Trust 2007-HE5	0.2645	3/25/2037	2,775,613.10
2,739,655	Morgan Stanley ABS Capital I Inc Trust 2007-NC3	0.2945	5/25/2037	1,962,069.40
	(Cost- $21,851,419)			21,837,622

	BANK LOANS - 2.1%
	INTERNET - 2.1%
1,500,000	iParadigms Holdings LLC (a)	7.4851	7/31/2022	1,492,500
1,919,876	Manwin Licensing Intl SARL (a)	14.0000	10/18/2018	2,097,465
	TOTAL BANK LOANS (Cost - $3,490,386)			3,589,965
Shares
	COMMON STOCK - 0.0%
	OIL & GAS - 0.0%
5,791	Halcon Resources Corp. *			22,932
	(Cost - $28,524)

		Dividend ( %)
	PREFERRED STOCKS - 2.0%
	AGRICULTURE - 0.6%
10,247	Bunge Limited	4.8750	Perpetual	1,114,361

	OIL&GAS- 0.6%
1,191	Halcon Resources Corp.	5.7500	Perpetual	1,012,350

	REITS - 0.8%
60,987	American Realty Capital Properties, Inc.	6.7000	Perpetual	1,410,020

	TOTAL PREFERRED STOCK (Cost - $3,525,179)			3,536,731

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30 , 2014
Number of
Contracts **			Expiration	Value
	OPTIONS PURCHASED - 0.0%
	PUT OPTIONS PURCHASED - 0.0%
1,000	PowerShares QQQ @ $86.00		Oct-14
	TOTAL OPTIONS PURCHASED (Cost - $70,238)			$ 63,000

	TOTAL INVESTMENTS - 94.5% (Cost - $162,042,858) (h)			$ 163,954,436
	OTHER ASSETS LESS LIABILITIES - 5.5%			9,519,137
	NET ASSETS - 100.0%			$ 173,473,573

Shares
	SECURITIES SOLD SHORT - (10.2) %
	COMMON STOCKS - (4.3) %
	AGRICULTURE - (0.0) %
(600)	Bunge Limited			$ (50,538)

	BIOTECHNOLOGY - (0.2) %
(12,000)	Emergent Biosolutions, Inc. *			(255,720)

	COMMERCIAL SERVICES - (0.7) %
(53,785)	Albany Molecular Research, Inc. *			(1,187,035)

	COMPUTERS - (0.1) %
(9,400)	Spansion, Inc. - Class A *			(214,226)

	ELECTRONICS - (0.3) %
(25,300)	InvenSense Inc. *			(499,169)

	HEALTHCARE - PRODUCTS - (0.2) %
(8,500)	Insulet Corp. *			(313,225)

	HOUSEHOLD PRODUCTS / WARES - (0.1) %
(4,200)	Jarden Corp. *			(252,462)

	INTERNET - (0.4) %
(4,500)	MercadoLibre, Inc.			(488,925)
(2,200)	Qihoo 360 Technology Co Ltd. - ADR *			(148,434)
				(637,359)
	OIL&GAS - (0.2) %
(83,600)	Halcon Resources Corp. *			(331,056)

	PHARMACEUTICALS - (0.5) %
(3,000)	Clovis Oncology, Inc. *			(136,080)
(3,400)	Jazz Pharmaceuticals PLC *			(545,904)
(3,500)	Omnicare, Inc.			(217,910)
				(899,894)
	SEMICONDUCTORS - (0.9) %
(56,800)	GT Advanced Technologies Inc. *			(615,144)
(27,000)	Sunedison, Inc. *			(509,760)
(41,000)	Tower Semiconductor Ltd. *			(416,970)
				(1,541,874)
	TELECOMMUNICATIONS - (0.6) %
(50,000)	Infinera Corp. *			(533,500)
(6,000)	Palo Alto Networks, Inc.			(588,600)
				(1,122,100)

Principal Amount ($)	TOTAL COMMON STOCK SOLD SHORT (Proceeds - $7,540,032)			(7,304,658)

		Yield (%)	Maturity
	CONVERTIBLE BONDS - (0.1) %
	PHARMACEUTICALS - (0.1) %
(2,100)	Tesaro, Inc. (b)	3.0000	10/1/2021
	TOTAL CONVERTIBLE BONDS SOLD SHORT (Proceeds - $56,693)			(56,532)

	MORTGAGE BACKED SECURITIES - (5.9) %
	U.S. GOVERNMENT AGENCY - (5.9) %
(5,000,000)	Fannie Mae TBA Pool	3.5000		(5,154,103)
(5,000,000)	Fannie Mae TBA Pool	3.5000		(5,110,547)
	TOTAL MORTGAGE BACKED SECURITIES SOLD SHORT (Proceeds - $10,231,166)			(10,264,650)

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September30, 2014
Number of
Contracts **			Expiration	Value
OPTIONS WRITTEN - 0.0%
CALL OPTIONS WRITTEN - 0.0%
(200)		Albany Molecular Research, Inc.	Oct-14	$ (12,000)
(Proceeds - $10,482)

		TOTAL SECURITIES SOLD SHORT - (Proceeds - $17,383,373)		$ (17,637,840)

REIT - Real Estate Investment Trust
Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates.
	^	Zero coupon securitiy
	+	Callable on December 16, 2024 @ $100.00
	*	Non income producing
	**	Each option contract allows the holder of the option to sell 100 shares of the underlying security.
	(a)	Variable rate security - interest rate subject to period change. The rate shown as of September 30, 2014.
	(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from qualified institutional buyers. At September 30, 2014, these securities amounted to $51,040,383 or 29.4% of net assets.
	(c)	All or part of the security was held as collateral for securities sold short and options as of September 30, 2014.
	(d)	Security in default.
	(e)	Paid in Kind.
(f)

Issuers operate under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal Home Loan Mortgage Corp.("Freddie Mac") and Federal National Mortgage Association ("Fannie Mae") currently operate under a federal conservatorship.

	(g)	Step-Up Bond; the interest rate shown is the rate in effect as of September 30, 2014.
(h)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes (including securities sold short) is $144,204,485 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized Appreciation:		$5,115,073
		Unrealized Depreciation:		(3,002,963)
		Net Unrealized Appreciation:		$2,112,110

OPEN CREDIT DEFAULT SWAP AGREEMENTS - PROTECTION PURCHASED
Reference Entity	Counterparty	Protection Premium Rate	Termination Date	Notional Principal	Notional Value	Upfront Payments Paid(Received)	Unrealized Appreciation (Depreciation)
Arrow Electronics, Inc.	JP Morgan	(1.00%)	6/20/2018	$ 1,000,000	$ 977,284	$ 22,715	$ (35,846)
Camden National Corp.	JP Morgan	(1.00%)	6/20/2018	1,000,000	992,170	7,828	(21,990)
Cardinal Health, Inc.	JP Morgan	(1.00%)	6/20/2018	1,000,000	1,021,063	(21,063)	(6,687)
Campbell Soup Company	JP Morgan	(1.00%)	6/20/2018	2,000,000	2,032,601	(32,607)	1,181
Computer Sciences Corporation	JP Morgan	(1.00%)	6/20/2018	2,000,000	2,179,413	(179,418)	21,443
Quest Diagnostics Inc.	JP Morgan	(1.00%)	6/20/2019	2,000,000	1,976,414	23,582	(25,286)
Eastman Chemical Co.	JP Morgan	(1.00%)	6/20/2018	1,000,000	1,003,962	(3,958)	(13,778)
Federated Department Stores, Inc.	JP Morgan	(1.00%)	6/20/2018	1,000,000	1,001,482	(1,480)	(17,808)
Hasbro, Inc.	JP Morgan	(1.00%)	6/20/2019	2,000,000	2,008,759	(8,762)	(27,981)
Kohl's Corp.	JP Morgan	(1.00%)	9/20/2019	1,500,000	1,477,760	22,236	(20,485)
Piney Bowes	JP Morgan	(1.00%)	9/20/2019	1,500,000	1,503,651	(3,654)	10,581
Packaging Corporation of America	JP Morgan	(1.00%)	6/20/2018	1,000,000	987,806	12,193	(30,944)
Staples Inc.	JP Morgan	(1.00%)	9/20/2019	500,000	474,414	25,584	874
Tyson Foods, Inc.	JP Morgan	(1.00%)	6/20/2019	500,000	499,998	-	(5,702)
The Western Union Company	JP Morgan	(1.00%)	3/20/2019	500,000	480,397	19,604	(9,758)
The Western Union Company	JP Morgan	(1.00%)	6/20/2018	500,000	485,241	14,762	(12,379)
Xerox Corporation	JP Morgan	(1.00%)	9/20/2018	500,000	483,056	16,945	(24,554)
Xerox Corporation	JP Morgan	(1.00%)	3/20/2019	1,000,000	1,000,947	(950)	(10,573)

	NET UNREALIZED DEPRECIATION FROM CREDIT DEFAULT SWAPS						$ (229,692)

OPEN CREDIT DEFAULT SWAPS ON CREDIT INDICES
Index/Tranches	Counterparty	Protection Premium Rate	Termination Date	Notional Principal	Notional Value	Upfront Payments (Received)	Unrealized (Depreciation)
CDX.NA.HY.22 5-Year Index	JP Morgan	(5.00%)	6/20/2019	$ 990,000	$ 1,039,997	$ (49,995)	$ (9,908)
CDX.NA.IG.21 5-Year Index	JP Morgan	(1.00%)	12/20/2018	2,000,000	2,034,943	(34,934)	(318)

NET UNREALIZED DEPRECIATION FROM CREDIT DEFAULT SWAPS ON CREDIT INDICES							$ (10,226)

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September30, 2014
INTERST RATE SWAPS
Floating Rate Index							Upfront	Unrealized
	Pay/Receive	Fixed		Termination	Notional	Market	Premiums	Appreciation
	Floating Rate	Rate	Counterparty	Date	Principal	Value	Paid (Received)	(Depreciation)
3-Month USD- LIBOR	Pay	(1.03%)	JP Morgan	4/1/2017	$ 19,500,000	$ 21,240	$ -	$ 21,240
3-Month USD- LIBOR	Pay	(1.83%)	JP Morgan	4/1/2019	15,000,000	(13,267)	-	(13,267)
3-Month USD- LIBOR	Receive	2.85%	JP Morgan	4/1/2024	11,700,000	254,713	-	254,713
3-Month USD- LIBOR	Receive	2.88%	JP Morgan	4/3/2024	2,920,000	67,853	-	67,852
3-Month USD- LIBOR	Pay	(1.00%)	JP Morgan	4/3/2017	5,430,000	12,922	-	12,922
3-Month USD- LIBOR	Pay	(1.82%)	JP Morgan	4/3/2019	4,180,000	2,493	-	2,493
3-Month USD- LIBOR	Pay	(1.82%)	JP Morgan	7/31/2019	8,000,000	34,037	-	34,037
3-Month USD- LIBOR	Pay	(1.17%)	JP Morgan	7/31/2017	17,000,000	36,204	-	36,204
3-Month USD- LIBOR	Receive	2.59%	JP Morgan	7/31/2024	6,000,000	(28,942)	-	(28,942)

		NET UNREALIZED APPRECIATION FROM INTEREST RATE SWAPS						$ 387,252

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2014

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation.  Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation.  Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. The value of the credit default swap agreements entered by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined using the last quoted value of the index that the swap pertains to at the close of the market, adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process -  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2014

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its is determined entirety, based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets +	Level 1	Level 2	Level 3	Total
Investments
Bonds & Notes	$ -	$ 38,848,021	$ -	$ 38,848,021
Convertible Bonds	-	40,244,181	-	40,244,181
Mortgage Backed Securities	-	55,811,984	-	55,811,984
Asset Backed Securities	-	21,837,622	-	21,837,622
Bank Loans	-	3,589,965	-	3,589,965
Common Stock	22,932	-	-	22,932
Preferred Stocks	-	3,536,731	-	3,536,731
Purchase Options	63,000	-	-	63,000
Swaps	-	463,540	-	463,540
Total Assets	$ 85,932	$ 164,332,044	$ -	$ 164,417,976
Liabilities +
Securities Sold Short - Common Stocks	$ (7,304,658)	$ -	$ -	$ (7,304,658)
Securities Sold Short - Covertible Bonds	-	(56,532)	-	(56,532)
Securities Sold Short - Mortgage Backed Securities	-	(10,264,650)	-	(10,264,650)
Written Options	(12,000)	-	-	(12,000)
Swaps	-	(316,206)	-	(316,206)
Total Liabilities	$ (7,316,658)	$ (10,637,388)	$ -	$ (17,954,046)

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

+ See Portfolio of Investments for industry classification.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund.  The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the portfolio of investments.  The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the portfolio of investments.

Liquidity Risk: Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments.  Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid.  As a result the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

Currency Risk: The Fund invests in financial instruments and enters into transactions that are denominated in currencies other than its functional currency. Consequently, the Fund is exposed to risks that the exchange rate of its currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of the Fund’s assets or liabilities denominated in currencies other than the USD.

Swap Contracts – The Funds are subject to equity price risk, interest rate risk, credit risk and counterparty risk in the normal course of pursuing their investment objective. The Funds may enter into various swap transactions, such as total return swaps and portfolio swaps for investment purposes or to manage interest rate, equity, or credit risk.   These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector).  Most equity swap agreements entered into by the Funds calculate the obligations of the parties on a “net basis”.  Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party.  The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2014

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Funds had been invested in the particular securities, plus dividends that would have been received on those securities.  The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts.  Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount.  However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest.  Payments may be made at the conclusion of the contract or periodically during its term.  Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

Each Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security).  The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap.  However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest.  These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap.  The Funds will typically enter into equity swap agreements in instances where the Advisor believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

Credit Default Swaps - Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties.  One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk.  The seller typically receives pre-determined periodic payments from the other party.  These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio.  In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

Interest Rate Swaps - Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.   Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The Fund collateralize swap agreements with cash and certain securities if indicated on the Schedule of Investments of the Funds, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Funds. The Fund does not net collateral. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Funds are regularly collateralized either directly with the Fund or in a segregated account at the Custodian.

The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral is insufficient. The Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Advisor.  The financial statements of these counterparties are available by accessing the SEC’s website, at www.sec.gov.

Altegris Fixed Income Long Short Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2014

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.   Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

For the derivative instruments outstanding as of  September 30, 2014 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.  Conversely, if the price declines, the Fund will realize a gain.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The number of option contracts written and the premiums received by the Fund for the period December 31, 2013 to September 30, 2014, were as follows:

	Written Call Options		Written Put Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, December 31, 2013	-	-	-	-
Options Written	502	42,235	550	48,177
Options Closed	(202)	(24,360)	(200)	(23,067)
Options Expired	(100)	(7,393)	(350)	(25,110)
Options outstanding, September 30, 2014	200	10,482	-	-

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the  Securities Exchange Act of 1934, as amended.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) (and Item 3 of Form N-Q) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

*/s/ Andrew Rogers

       Andrew Rogers, President

Date

12/01/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*/s/ Andrew Rogers

        Andrew Rogers, President

Date

12/01/14

By (Signature and Title)

*/s/ Kevin Wolf

       Kevin Wolf, Treasurer

Date

12/01/14